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                                                                   EXHIBIT 10.35

                                     C O P Y

                                      2004

                            ON THE 13TH. DAY OF JULY

                                     *******

                                      SALE

                                BY THE COMPANIES

                             "SUMMIT INDUSTRIES LTD"

                                       AND

                            "NOVEL TEXTILES LIMITED"

                                 TO THE COMPANY

                            "DENIM DE L'ILE LIMITED"

                                   ***********

                                                                     768,925 USD

                                   **********

      BEFORE Mr. MARIE JOSEPH JEAN PIERRE MONTOCCHIO, Notary, of 4th Floor, Labama House, 35, Sir William Newton Street, Port-Louis, Mauritius undersigned.-

                         PERSONALLY CAME AND APPEARED:-

      Mr. TSE FUNG VINCENT CHAN, born on the twenty ninth day of October one thousand nine hundred and sixty eight in Hong Kong, Republic of China, a Company Director, residing at Pointe aux Canonniers, Appartement Complexe Ravinal.

                  Mr. TSE FUNG VINCENT CHAN whose photograph is hereto affixed is the holder of a Passport delivered by Hong Kong Special Administrative Region, Peoples Republic of China on the

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                  nineteenth day of June two thousand and three bearing No. HA
                  9010728.

            Hereacting for, on behalf and as the duly authorised representative of the company existing in this Island under the name of "SUMMIT INDUSTRIES LTD", duly incorporated conformably to law.

                  The said Mr. TSE FUNG VINCENT CHAN vested with the necessary powers for these presents in virtue of a decision of the Board of Directors of the said Company taken at a meeting held on the twenty fifth day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary.

                        IT BEING HERE OBSERVED that the shareholders of "SUMMIT INDUSTRIES LTD" have - by virtue of a Special Resolution passed at a Special Meeting held on the twenty fifth day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of Section 130 (1) (a) of the Companies Act 2001, the present sale.

                  IT BEING HERE FURTHER OBSERVED that "SUMMIT INDUSTRIES LTD" has received the necessary authorisation for

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                  the purpose of the present sale from the Prime Minister in virtue of a Certificate issued on the twelfth day of July two thousand and four by the latter which photocopy remains hereto attached after due mention by the undersigned notary.-

      And Mr. ALFRED JOSEPH GERARD ROBERT ALAIN REY, of age, born on the twenty eighth day of September one thousand nine hundred and fifty nine, Act of Birth bearing No. 1492 of 1959 - Plaines Wilhems, Chartered Accountant, residing at Floreal,

            Hereacting for, on behalf and as the duly authorised representative of the company existing in this Island under the name of "NOVEL TEXTILES LIMITED" constituted originally under the name of "UNION TEXTILES LTD" as per a deed drawn up by Mr. Edward Redmond Hart de Keating, on the thirtieth day of April one thousand nine hundred and eighty seven, registered in Reg: B 131 No. 3748, duly incorporated conformably to law.

                  The said Mr. REY vested with the necessary powers for these presents in virtue of a decision of the Board of Directors of the said Company taken at a meeting held on the eleventh day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary.

                        IT BEING HERE OBSERVED that the shareholders of "NOVEL TEXTILES LIMITED" have - by virtue of a Special Resolution passed at a Special Meeting held on the eleventh day of June two thousand and four as evidenced by

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                        a duly certified extract of the minutes of proceedings
                        of the said meeting which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of Section 130
                        (1) (a) of the Companies Act 2001, the present sale.

                  IT BEING HERE FURTHER OBSERVED that "NOVEL TEXTILES LIMITED" has received the necessary authorisation for the purpose of the present sale from the Prime Minister in virtue of a Certificate issued on the twelfth day of July two thousand and four by the latter which photocopy remains hereto attached after due mention by the undersigned notary.-

                               (HEREINAFTER called collectively "The Vendors").-

      WHO the said appearers in their aforesaid respective capacities do, by these presents, sell, make over, transfer and assign under all legal guarantees and subject to all legal covenants,

      To the Private Company existing in this Island under the name of "DENIM DE L'ILE LIMITED" duly incorporated conformably to law on the fourteenth day of May two thousand and four as evidenced by a Certificate of Incorporation issued by the Registrar of Companies on the seventeenth day of May two thousand and four.

      WHICH IS FOR AND ON BEHALF OF THE SAID COMPANY ACCEPTED BY:-

      Mr. IAN MAURICE ESPITALIER NOEL, of age, born on the twenty eighth day of February one thousand nine hundred and sixty, Act of Birth bearing No. 661 of

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1960 - Plaines Wilhems, Company Director, residing at Allee Beaux Manguiers,
Grand Bay.

      And Mr. ROLAND STAUB, of age, born on the twentieth day of May one thousand nine hundred and forty six, Act of Birth bearing No. 905 of 1946 - Plaines Wilhems, Company Director, residing at Tamarin, La Mivoie.

            Hereacting as the duly appointed representatives of the said
            Company.-

                        IT BEING HERE OBSERVED that the shareholder of "DENIM DE L'ILE LIMITED" has - by virtue of a Special Resolution dated the seventh day of June two thousand and four as evidenced by a duly certified copy of same which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of Section 130 (1) (a) of the Companies Act 2001, the present purchase.

                              (Hereinafter called "The Purchasing Company".)

                  IT BEING HERE FURTHER OBSERVED that the Purchasing Company has obtained the necessary authorisation under the "Non-Citizen (Property Restriction) Act" for the purpose of the present acquisition in virtue of a Certificate issued on the ninth day of July two thousand and four by the Prime Minister and amended by another certificate issued on the thirteenth day of July two thousand and four by the Prime Minister, photocopies of which remain hereto attached after due mention by the undersigned notary.

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      A. THE COMPANY "SUMMIT INDUSTRIES LTD" PERSONALLY:-

      A portion of land of an extent of TWELVE THOUSAND SIX HUNDRED AND SIXTY TWO SQUARE METRES AND SIXTY ONE SQUARE CENTIMETRES, or THREE ACRES, situate in the district of Riviere du Rempart, place called "Ile d'Ambre" being Lot No. 7 of a general morcellement plan and bounded as per a report of survey drawn up by Mr. Louis Maurice Dumazel, Sworn Land Surveyor, on the twenty ninth day of January one thousand nine hundred and ninety, registered in Reg:L.S. 26 No. 3166, as follows:-

      "D'un cote, par un chemin commun de trois metres quatre vingt centimetres de "large, sur cent vingt cinq metres cinquante huit centimetres.

      "Du second cote, par le surplus du terrain, sur quatre vingt dix huit metres "soixante centimetres.

      "Du troisieme cote, par un autre chemin commun de trois metres quatre vingt dix "centimetres de large, sur un developpement de cent vingt quatre metres cinq centimetres.

      "Du quatrieme et dernier cote, encore par le surplus du terrain sur cent quatre "metres quatre vingt cinq centimetres.

      "La mesure employee est le metre."

      B. AND THE COMPANY "NOVEL TEXTILES LIMITED" PERSONALLY:-

      All the buildings, constructions or erections generally whatsoever existing on the portion of land above described and used for industrial purposes together with the office equipment, fittings and furniture, water, electrical and drainage installations and generally all that may be part or parcel thereof.

      For the Purchasing Company to enjoy the same and dispose thereof in full and absolute ownership by means of these presents and as from to-day.

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                             STATEMENT OF OWNERSHIP

      By a deed passed by and before Mr. Joseph Ignace Pierre Avrillon, Notary Public of Port Louis, on the thirteenth day of September and twenty seventh day of December one thousand nine hundred and ninety one, registered and transcribed in Vol: 2285 No. 45, the Company "SUMMIT INDUSTRIES LTD" has purchased from "Societe Ramsoondur Prayag & Cie", the portion of land above described and presently sold.

      Such purchase took place for and in consideration of the price of ONE MILLION FIFTY THOUSAND RUPEES which has been fully settled, that deed bearing acquittance thereof.

            To ascertain the series of the previous owners of the said portions of land, the parties agree to refer to the deed of purchase abovementioned.

      The Company "NOVEL TEXTILES LIMITED" is the owner of all the buildings and constructions existing on the portion of land presently sold for having built the same out of his own funds.

                                      PRICE

      The present sale is made subject to the ordinary legal charges and besides for and in consideration of a price of SEVEN HUNDRED AND SIXTY EIGHT THOUSAND NINE HUNDRED AND TWENTY FIVE US DOLLARS (768,925 USD) (i.e. in the proportion of ONE HUNDRED AND TWENTY TWO THOUSAND US Dollars for the portion of land above described and accruing to the Company "SUMMIT INDUSTRIES LTD" and SIX HUNDRED AND FORTY SIX THOUSAND NINE HUNDRED AND TWENTY FIVE US Dollars for the buildings above described and accruing to the Company "NOVEL TEXTILES LIMITED") which the appearers in their aforesaid

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respective capacities hereby acknowledge having received this day from the representatives of the Purchasing Company.

                                                         WHEREOF DUE ACQUITTANCE

            The parties in their respective aforesaid capacities hereby declare and acknowledge that they have been informed by the undersigned notary of the provisions of Section 41 of the Registration Duty Act and that the above sale price represents the actual and real value of the property hereby sold.

                            ENCUMBRANCES ON PROPERTY

      The appearers in their aforesaid respective capacities hereby declare that the assets and properties presently sold are neither leased, nor under seizure nor subject to any privilege and are free from any mortgage inscription but are burdened with the following inscriptions, viz:-

      A. In so far as the Company "SUMMIT INDUSTRIES LTD" is concerned:-

      i) A floating charge inscribed on the twenty eighth day of December one thousand nine hundred and ninety five in Vol: CH 1328 No. 40 in renewal of the inscription taken on the twenty seventh day of November one thousand nine hundred and eighty six in Vol: CH 91 No. 144 as guarantee for a sum of TWENTY FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited; and

      ii) A floating charge inscribed on the sixth day of December one thousand nine hundred and ninety nine in Vol: CH 2265 No. 72 in renewal of the inscription taken on the thirteenth day of December one thousand nine hundred and eighty nine in Vol: CH 340 No. 106 as guarantee for a sum of FORTY FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited.

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            As regards those charges, it is hereby observed that THE MAURITIUS
            COMMERCIAL BANK LIMITED has given its authorisation to the present sale in conformity with the provisions of Article 2202-30 of the Mauritian Civil Code and has agreed to erase all the charges abovementioned once the said sale price would have been paid in full as evidenced by a letter dated seventh day of July two thousand and four which is hereto annexed.

      B. And in so far as the Company "NOVEL TEXTILES LIMITED" is concerned:-

      i) A floating charge inscribed on the eighth day of July one thousand nine hundred and ninety eight in Vol: CH 1903 No. 5 in renewal of the inscription taken on the twelfth day of July one thousand nine hundred and eighty eight in
Vol: CH 247 No. 140 as guarantee for a sum of SIXTEEN MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      ii) A floating charge inscribed on the fifth day of June one thousand nine hundred and ninety eight in Vol: CH 1874 No. 12 in renewal of the inscription taken on the twelfth day of July one thousand nine hundred and eighty eight in
Vol: CH 247 No. 141 as guarantee for a sum of SIXTEEN MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      iii) A fixed charge inscribed on the ninth day of June one thousand nine hundred and eighty nine in Vol: CH 308 No. 34 as guarantee for a sum of FOURTEEN MILLIONS RUPEES in favour of The Mauritius Commercial Bank Finance Corporation Limited, in whose rights now stands The Mauritius Commercial Bank Limited;

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      iv) A floating charge inscribed on the ninth day of February two thousand in Vol: CH 2302 No. 27 in renewal of the inscription taken on the nineteenth day of February one thousand nine hundred and ninety in Vol: CH 349 No. 102 as guarantee for a sum of THIRTY THREE MILLIONS TWO HUNDRED AND FIFTY THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      v) A floating charge inscribed on the fourteenth day of April two thousand in Vol: CH 2342 No. 45 in renewal of the inscription taken on the tenth day of April one thousand nine hundred and ninety in Vol: CH 359 No. 53 as guarantee for a sum of THIRTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      vi) A floating charge inscribed on the fourteenth day of June one thousand nine hundred and ninety four in Vol: CH 1003 No. 12 as guarantee for a sum of THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      vii) A fixed and floating charge inscribed on the fourteenth day of November one thousand nine hundred and ninety four in Vol: CH 1095 No. 1 as guarantee for a sum of EIGHTY SEVEN MILLIONS SEVEN HUNDRED AND SIXTY THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      viii) A floating charge inscribed on the twenty first day of July one thousand nine hundred and ninety five in Vol: CH 1231 No. 30 as guarantee for a sum of FORTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

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      ix) A floating charge inscribed on the thirteenth day of June one thousand nine hundred and ninety six in Vol: CH 1413 No. 9 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      x) A floating charge inscribed on the thirtieth day of August one thousand nine hundred and ninety six in Vol: CH 1454 No. 19 as guarantee for a sum of TWENTY FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      xi) A floating charge inscribed on the sixteenth day of July two thousand and one in Vol: CH 2654 No. 54 as guarantee for a sum of TWENTY THREE MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      xii) A floating charge inscribed on the twenty seventh day of September two thousand and one in Vol: CH 2702 No. 41 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC; and

      xiii) A floating charge inscribed on the twenty sixth day of September two thousand and one in Vol: CH 2701 No. 54 as guarantee for a sum of ONE HUNDRED MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited.

            As regards those charges, it is hereby observed that the two charge holders, namely BARCLAYS BANK PLC and THE MAURITIUS COMMERCIAL BANK LIMITED have given their authorisation to the present sale in conformity with the provisions of Article 2202-30 of the Mauritian Civil Code and have agreed to erase all the charges abovementioned once the said sale price would have been paid in full as

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            evidenced by two letters both dated seventh day of July two thousand and four respectively which are hereto annexed.

      The appearers in their aforesaid respective capacities hereby declare again, viz:-

      1 degrees. That the properties presently sold are situated within five hundred metres but at more than eighty one decimal tweNty one metres from the high water mark of the sea and are not liable to Sewerage Tax as evidenced by a certificate delivered by the Wastewater Management Authority on the first day of July two thousand and four bearing Reference No. RDR 120 and which is hereto annexed.

      2 degrees. That the said assets presently sold are occupied by the Purchasing Company.

                                                  WHEREOF THIS DEED IS WITNESS:-

      For the execution of these presents, legal domicile is elected for each of the contracting parties, viz:-

      For The Vendors at their Registered offices situate at Royal Road, Ile D'Ambre, Riviere du Rempart as regards "Summit Industries Ltd" and 5, Renganaden Seeneevassen Street, Port Louis, as regards "Novel Textiles Limited".

      And for The Purchasing Company at its registered office situate at 5TH. FLOOR, TM BUILDING , POPE HENESSY STREET, PORT LOUIS

      Done and Made in Minute at Port-Louis, Mauritius in the Office of the undersigned Notary.

      IN THE YEAR OF OUR LORD TWO THOUSAND AND FOUR.

      On the thirteenth day of July.

      And after the reading thereof, the parties in their aforesaid respective capacities have signed. (s) T.F.Vincent Chan, Alain Rey, I.M.E.Noel and Roland Staub.

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            The undersigned Notary hereby declares that he has fulfilled all the formalities prescribed by Sections 34 (1) paragraphs (a) to (e) of "The Notaries' Act" and he has signed these presents.- (s) J.P. Montocchio.

                                    *********

                        Registered & Transcribed at Mauritius on the twentieth day of July two thousand and four in Vol.5568 No.6.-

                                  ************

                                                                     A TRUE COPY